UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2005 (April 5, 2005)

O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)

(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES

Item 7.01. Regulation FD Disclosure

     Set forth below is certain unaudited statement of earnings information for O’Charley’s Inc. for each of the quarters in the fiscal years ended December 28, 2003 and December 26, 2004. The information for fiscal 2003 and for the first three quarters of fiscal 2004 has been restated to conform to the restated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2004. See Note 2 to the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2004 for a discussion of the nature of the restatement. Certain reclassifications have been made to the prior year amounts to conform to the current year presentation.

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O’Charley’s Inc. and Subsidiaries
Quarterly Consolidated Statements of Earnings Data
(Unaudited)

	Fiscal Year 2004
	First	Second	Third	Fourth
(In thousands, except per share data)	Quarter	Quarter	Quarter	Quarter
	(restated)	(restated)	(restated)
Revenues:
Restaurant sales	$265,005	$199,645	$198,694	$200,915
Commissary sales	2,738	1,510	1,518	1,269
Franchise revenue	—	—	65	27

	267,743	201,155	200,277	202,211

Costs and Expenses:
Cost of restaurant sales:
Cost of food and beverage	79,641	61,814	60,859	58,699
Payroll and benefits	90,588	66,551	65,798	67,577
Restaurant operating costs	47,169	36,129	37,224	36,969
Cost of commissary sales	2,581	1,430	1,435	1,185
Advertising, general and administrative expenses	18,952	14,343	14,645	15,814
Depreciation and amortization	11,575	9,131	9,401	9,691
Pre-opening costs	1,882	1,201	1,739	1,086

	252,388	190,599	191,101	191,021

Income from Operations	15,355	10,556	9,176	11,190
Other (Income) Expense:
Interest expense, net	3,964	3,127	3,159	3,226
Other, net	31	(23)	98	14

	3,995	3,104	3,257	3,240

Earnings Before Income Taxes	11,360	7,452	5,919	7,950
Income Taxes	3,806	2,336	1,812	1,408

Net earnings	$7,554	$5,116	$4,107	$6,542

Basic Earnings per Share:
Net Earnings	$0.34	$0.23	$0.18	$0.29
Weighted Average Shares Outstanding	22,167	22,249	22,347	22,432
Diluted Earnings per Share:
Net Earnings	$0.33	$0.23	$0.18	$0.29
Weighted Average Shares Outstanding	22,577	22,653	22,636	22,740

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O’Charley’s Inc. and Subsidiaries
Quarterly Consolidated Statements of Earnings Data
(Unaudited and restated)

	Fiscal Year 2003
	First	Second	Third	Fourth
(In thousands, except per share data)	Quarter	Quarter	Quarter	Quarter
Revenues:
Restaurant sales	$213,282	$178,011	$180,528	$181,919
Commissary sales	1,802	1,203	1,192	1,074

	215,084	179,214	181,720	182,993

Costs and Expenses:
Cost of restaurant sales:
Cost of food and beverage	59,327	51,537	54,684	55,658
Payroll and benefits	69,375	59,255	61,494	62,291
Restaurant operating costs	38,964	32,044	34,303	33,894
Cost of commissary sales	1,692	1,131	1,131	1,016
Advertising, general and administrative expenses	16,122	12,385	12,010	11,687
Depreciation and amortization	9,959	8,647	8,817	8,937
Pre-opening costs	2,538	1,744	1,714	903

	197,977	166,743	174,153	174,386

Income from Operations	17,107	12,471	7,567	8,607
Other (Income) Expense:
Interest expense, net	3,747	3,414	3,264	3,728
Debt extinguishment charge	—	—	—	1,800
Other, net	(43)	(80)	25	(554)

	3,704	3,334	3,289	4,974

Earnings Before Income Taxes	13,403	9,137	4,278	3,633
Income Taxes	4,635	3,151	1,008	467

Net earnings	$8,768	$5,986	$3,270	$3,166

Basic Earnings per Share:
Net Earnings	$0.42	$0.28	$0.15	$0.14
Weighted Average Shares Outstanding	20,721	21,669	22,028	22,102
Diluted Earnings per Share:
Net Earnings	$0.40	$0.27	$0.15	$0.14
Weighted Average Shares Outstanding	21,745	22,542	22,540	22,500

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: April 5, 2005

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